As filed with the Securities and Exchange Commission on August 19, 2004

Registration No. 333-________

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization) 4500 Park Granada Calabasas, CA (Address of Principal Executive Offices)	13-2641992 (I.R.S. Employer Identification Number) 91302 (Zip Code)

Countrywide Financial Corporation2000
Equity Incentive Plan (Full title of the Plan)

Sandor E. Samuels, Chief Legal Officer
4500 Park Granada
Calabasas, CA 91302
(Name and address of agent for service)

(818) 225-3505
(Telephone Number, including area code, of agent for service)

CALCULATION OF REGISTRATION FEE

============================ =================== ======================= ====================== ======================

 Title of Securities to be      Amount to be        Proposed Maximum       Proposed Maximum           Amount of
        Registered              Registered(1)      Offering Price Per     Aggregate Offering      Registration Fee
                                                         Share                 Price2
---------------------------- ------------------- ----------------------- ---------------------- ----------------------

       Common Stock          11,000,000 shares           $66.04              $726,440,000              $92,040
 $.05 par value per share

============================ =================== ======================= ====================== ======================

__________

1.	Includes an indeterminate number of additional shares that may be issued to adjust the number of shares issued pursuant to the 2000 Equity Incentive Plan described herein as the result of any future stock split, stock dividend or similar adjustment of the Registrant’s Common Stock.

2.	Estimated solely for purposes of calculating the registration fee. Pursuant to Rule 457(h) of the Securities Act of 1933, the proposed maximum offering price per share is based on the average high and low prices of the Common Stock as reported by the New York Stock Exchange on August 13, 2004.

Explanatory Note

        Pursuant to general instruction E to Form S-8 under the Securities Act of 1933, as amended, this Registration Statement relates to the amendment of the 2000 Equity Incentive Plan to increase the number of shares of the Registrant’s common stock available for issuance upon the exercise of stock options under such stock option plan from 33,500,0003 to 44,500,000 (an increase of 11,000,000 shares).

        The contents of the Registrant’s Registration Statements on Form S-8 (File No. 333-47096, 333-75990 and 333-59614) filed with the Securities and Exchange Commission on October 2, 2000, December 27, 2001 and June 27, 2003, respectively, are incorporated by reference herein.

__________

3.	The number of shares available for issuance upon the exercise of stock options under the plan reflect adjustments resulting from stock dividends paid by the Company on December 17, 2003 and April 12, 2004.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits

Exhibit Number       Description

4.1       2000 Stock Option Plan of Countrywide Credit Industries, Inc. (incorporated by reference to
          Exhibit 10.22.6 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
          February 28, 2001)

4.1.1     First Amendment to 2000 Stock Option Plan of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 10.22 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended May 31, 2001)

4.1.2     Second Amendment to 2000 Stock Option Plan of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 10.22.8 to the Registrant's Quarterly Report on Form 10-Q for the
          quarter ended August 31, 2001)

4.1.3     Third Amendment to 2000 Stock Option Plan of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 10.22.9 to the Registrant's Quarterly Report on Form 10-Q for the
          quarter ended August 31, 2001)

4.1.4     Fourth Amendment to 2000 Stock Option Plan of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 10.60 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002)

4.1.5     Fifth Amendment to 2000 Stock Option Plan of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 10.62 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002)

4.1.6     Restated 2000 Equity Incentive Plan of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 10.66 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002)

4.1.7     First Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation
          (incorporated by reference to Exhibit 10.67 to the Registrant's Annual Report on Form 10-K for
          the fiscal year ended December 31, 2002)

4.1.8     Second Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation
          (incorporated by reference to Exhibit 10.77 to the Registrant's Quarterly Report on Form 10-Q
          for the quarter ended March 31, 2003)

4.1.9     Third Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation
          (incorporated by reference to Exhibit 4.1.9 to Countrywide Financial Corporation's Registration
          Statement on Form S-8 dated June 27, 2003)

4.1.10    2000 Equity Incentive Plan of Countrywide Financial Corporation (Amended and Restated Effective
          November 12, 2003)

4.1.11    First Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation (Amended and
          Restated Effective November 12, 2003)

4.1.12    Second Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation (Amended
          and Restated Effective November 12, 2003)

4.1.13    2000 Equity Incentive Plan of Countrywide Financial Corporation (Amended and Restated Effective
          June 16, 2004)

4.2       Specimen Certificate of Countrywide Credit Industries` Common Stock (incorporated by reference to Exhibit 4.2 to Countrywide Credit Industries' Current Report on Form 8-K dated February 6,
          1987)

4.2.1     Specimen Certificate of Countrywide Financial Corporation's Common Stock (incorporated by reference to Exhibit 4.2.1 to Countrywide Financial Corporation's Registration Statement on
          Form S-8 dated June 27, 2003)

4.3       Certificate of Amendment of Restated Certificate of Incorporation of Countrywide Credit
          Industries (incorporated by reference to Exhibit 4.1 to Countrywide Credit Industries'
          Quarterly Report on Form 10-Q for the quarter ended August 31, 1987)

4.3.1     Restated Certificate of Incorporation of Countrywide Credit Industries (incorporated by reference to Exhibit 4.2 to Countrywide Credit Industries' Quarterly Report on Form 10-Q for
          the quarter ended August 31, 1987)

4.3.2     Certificate of Amendment of Certificate of Incorporation of Countrywide Credit Industries as
          reported under Item 4, Submission of Matters to a Vote of Security Holders, in Countrywide
          Credit Industries' Quarterly Report on Form 10-Q dated May 31, 1992 (incorporated by reference to Exhibit 3.2.1 to Countrywide Credit Industries' Registration Statement on Form S-3 dated
          October 31, 2001)

4.3.3     Certificate of Change of Location of Registered Office and of Registered Agent of Countrywide
          Credit Industries dated January 19, 1993 (incorporated by reference to Exhibit 3.2.2 to
          Countrywide Credit Industries' Registration Statement on Form S-3 dated October 31, 2001)

4.3.4     Certificate of Ownership and Merger of CW Merger Corp., a Delaware corporation into the
          Registrant, dated November 7, 2002 (incorporated by reference to Exhibit 3.10 to Countrywide
          Financial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002)

4.3.5     Certificate of Amendment of Restated Certificate of Incorporation of the Company, dated January
          9, 2004 (incorporated by reference to Exhibit 3.5 to Countrywide Financial Corporation's Annual
          Report on Form 10-K for the fiscal year ended December 31, 2003)

4.5       Bylaws of Countrywide Credit Industries, Inc., as amended and restated (incorporated by reference to Countrywide Credit Industries' Current Report on Form 8-K dated February 10, 1988)

4.5.1     Amendment to Bylaws of Countrywide Credit Industries, Inc. dated January 28, 1998 (incorporated by reference to Exhibit 3.3.1 to Countrywide Credit Industries' Annual Report on Form 10-K for
          the fiscal year ended February 28, 1998)

4.5.2     Amendment to Bylaws of Countrywide Credit Industries, Inc. dated February 3, 1998 (incorporated by reference to Exhibit 3.3.1 to Countrywide Credit Industries' Annual Report on Form 10-K for
          the fiscal year ended February 28, 1998)

4.5.3     Amendment to Bylaws of Countrywide Credit Industries, Inc. dated March 24, 2000 (incorporated by reference to Exhibit 3.3.3 to Countrywide Credit Industries' Annual Report on Form 10-K for
          the fiscal year ended February 29, 2000)

4.5.4     Amendment to Bylaws of Countrywide Credit Industries, Inc. dated September 28, 2000
          (incorporated by reference to Exhibit 3.3.4 to Countrywide Credit Industries' Quarterly Report
          on Form 10-Q for the quarter ended August 31, 2000)

4.6       Rights Agreement, dated as of February 10, 1988, between Countrywide Credit Industries and Bank of America NT&SA, as Rights Agent (incorporated by reference to Exhibit 4 to Countrywide
          Credit Industries' Form 8-A filed on February 12, 1988)

4.7       Amendment No. 1 to Rights Agreement, dated as of March 24, 1992, between Countrywide Credit
          Industries and Bank of America NT&SA, as Rights Agent (incorporated by reference to Exhibit 1 to Countrywide Credit Industries' Form 8 filed on March 27, 1992)

4.8       Amendment No. 2 to Rights Agreement, dated as of February 10, 1995, between the Registrant and
          The Bank of New York, as Successor Rights Agent (incorporated by reference to Exhibit 4.1.2 to
          Countrywide Credit Industries' Registration Statement on Form S-3 dated October 31, 2001)

4.9       Amended and Restated Rights Agreement, dated as of November 27, 2001, between Countrywide
          Credit Industries and The Bank of New York, as Rights Agent (incorporated by reference to
          Exhibit 1 to Countrywide Credit Industries' Form 8-A/A filed on December 10, 2001)

5.1       Opinion of Susan E. Bow, Corporate Secretary of Countrywide Financial Corporation as to the
          legality of securities being registered

23.1      Consent of Grant Thornton LLP, Independent Certified Public Accountants

23.2      Consent of Counsel (included in Opinion filed as Exhibit 5.1)

24.1      Power of Attorney (included on signature pages filed herewith)

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Countrywide Financial Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Calabasas, State of California, on the 19 day of August 2004.

COUNTRYWIDE FINANCIAL CORPORATION By: /S/ ANGELO R. MOZILO Angelo R. Mozilo Chairman of the Board of Directors and Chief Executive Officer

POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Angelo R. Mozilo, Stanford L. Kurland, Thomas K. McLaughlin, Laura Milleman and Sandor E. Samuels, and each of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and any registration statement related to the offering contemplated by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                    Signature                                         Title                              Date
                    ---------                                         -----                              ----
              /S/ ANGELO R. MOZILO                     Chairman of the Board of                   August 19, 2004
--------------------------------------------------
                Angelo R. Mozilo                       Directors and Chief Executive
                                                       Officer (Principal Executive
                                                       Officer); Director

            /S/ THOMAS K. MCLAUGHLIN                   Executive Managing Director and            August 19, 2004
--------------------------------------------------
              Thomas K. McLaughlin                     Chief Financial Officer (Principal
                                                       Financial Officer)

               /S/ LAURA MILLEMAN                      Managing Director and Chief                August 19, 2004
--------------------------------------------------
                 Laura Milleman                        Accounting Officer (Principal
                                                       Accounting Officer)

              /S/ HENRY G. CISNEROS                    Director                                   August 19, 2004
--------------------------------------------------
                Henry G. Cisneros

            /S/ JEFFREY M. CUNNINGHAM                  Director                                   August 19, 2004
--------------------------------------------------
              Jeffrey M. Cunningham

              /S/ ROBERT J. DONATO                     Director                                   August 19, 2004
--------------------------------------------------
                Robert J. Donato

            /S/ MICHAEL E. DOUGHERTY                   Director                                   August 19, 2004
--------------------------------------------------
              Michael E. Dougherty

                 /S/ BEN M. ENIS                       Director                                   August 19, 2004
--------------------------------------------------
                   Ben M. Enis

                /S/ EDWIN HELLER                       Director                                   August 19, 2004
--------------------------------------------------
                  Edwin Heller

           /S/ GWENDOLYN STEWART KING                  Director                                   August 19, 2004
--------------------------------------------------
             Gwendolyn Stewart King

             /S/ STANFORD L KURLAND                    President and Chief Operating              August [?], 2004
--------------------------------------------------
               Stanford L. Kurland                     Officer; Director

              /S/ MARTIN R. MELONE                     Director                                   August 19, 2004
--------------------------------------------------
                Martin R. Melone

             /S/ OSCAR P. ROBERTSON                    Director                                   August 19, 2004
--------------------------------------------------
               Oscar P. Robertson

              /S/ KEITH P. RUSSELL                     Director                                   August [?], 2004
--------------------------------------------------
                Keith P. Russell

              /S/ HARLEY W. SNYDER                     Director                                   August 19, 2004
--------------------------------------------------
                Harley W. Snyder

EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------

4.1       2000 Stock Option Plan of Countrywide Credit Industries, Inc. (incorporated by reference to
          Exhibit 10.22.6 to the Registrant's Annual Report on Form 10-K for the fiscal year ended
          February 28, 2001)

4.1.1     First Amendment to 2000 Stock Option Plan of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 10.22 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended May 31, 2001)

4.1.2     Second Amendment to 2000 Stock Option Plan of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 10.22.8 to the Registrant's Quarterly Report on Form 10-Q for the
          quarter ended August 31, 2001)

4.1.3     Third Amendment to 2000 Stock Option Plan of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 10.22.9 to the Registrant's Quarterly Report on Form 10-Q for the
          quarter ended August 31, 2001)

4.1.4     Fourth Amendment to 2000 Stock Option Plan of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 10.60 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002)

4.1.5     Fifth Amendment to 2000 Stock Option Plan of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 10.62 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002)

4.1.6     Restated 2000 Equity Incentive Plan of Countrywide Credit Industries, Inc. (incorporated by reference to Exhibit 10.66 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002)

4.1.7     First Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation
          (incorporated by reference to Exhibit 10.67 to the Registrant's Annual Report on Form 10-K for
          the fiscal year ended December 31, 2002)

4.1.8     Second Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation
          (incorporated by reference to Exhibit 10.77 to the Registrant's Quarterly Report on Form 10-Q
          for the quarter ended March 31, 2003)

4.1.9     Third Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation
          (incorporated by reference to Exhibit 4.1.9 to Countrywide Financial Corporation's Registration
          Statement on Form S-8 dated June 27, 2003)

4.1.10*   2000 Equity Incentive Plan of Countrywide Financial Corporation (Amended and Restated Effective
          November 12, 2003)

4.1.11*   First Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation (Amended and
          Restated Effective November 12, 2003)

4.1.12*   Second Amendment to 2000 Equity Incentive Plan of Countrywide Financial Corporation (Amended
          and Restated Effective November 12, 2003)

4.1.13*   2000 Equity Incentive Plan of Countrywide Financial Corporation (Amended and Restated Effective
          June 16, 2004)

4.2       Specimen Certificate of Countrywide Credit Industries` Common Stock (incorporated by reference to Exhibit 4.2 to Countrywide Credit Industries' Current Report on Form 8-K dated February 6,
          1987)

4.2.1     Specimen Certificate of Countrywide Financial Corporation's Common Stock (incorporated by reference to Exhibit 4.2.1 to Countrywide Financial Corporation's Registration Statement on
          Form S-8 dated June 27, 2003)

4.3       Certificate of Amendment of Restated Certificate of Incorporation of Countrywide Credit
          Industries (incorporated by reference to Exhibit 4.1 to Countrywide Credit Industries'
          Quarterly Report on Form 10-Q for the quarter ended August 31, 1987)

4.3.1     Restated Certificate of Incorporation of Countrywide Credit Industries (incorporated by reference to Exhibit 4.2 to Countrywide Credit Industries' Quarterly Report on Form 10-Q for
          the quarter ended August 31, 1987)

4.3.2     Certificate of Amendment of Certificate of Incorporation of Countrywide Credit Industries as
          reported under Item 4, Submission of Matters to a Vote of Security Holders, in Countrywide
          Credit Industries' Quarterly Report on Form 10-Q dated May 31, 1992 (incorporated by reference to Exhibit 3.2.1 to Countrywide Credit Industries' Registration Statement on Form S-3 dated
          October 31, 2001)

4.3.3     Certificate of Change of Location of Registered Office and of Registered Agent of Countrywide
          Credit Industries dated January 19, 1993 (incorporated by reference to Exhibit 3.2.2 to
          Countrywide Credit Industries' Registration Statement on Form S-3 dated October 31, 2001)

4.3.4     Certificate of Ownership and Merger of CW Merger Corp., a Delaware corporation into the
          Registrant, dated November 7, 2002 (incorporated by reference to Exhibit 3.10 to Countrywide
          Financial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002)

4.3.5     Certificate of Amendment of Restated Certificate of Incorporation of the Company, dated January
          9, 2004 (incorporated by reference to Exhibit 3.5 to Countrywide Financial Corporation's Annual
          Report on Form 10-K for the fiscal year ended December 31, 2003)

4.5       Bylaws of Countrywide Credit Industries, Inc., as amended and restated (incorporated by reference to Countrywide Credit Industries' Current Report on Form 8-K dated February 10, 1988)

4.5.1     Amendment to Bylaws of Countrywide Credit Industries, Inc. dated January 28, 1998 (incorporated by reference to Exhibit 3.3.1 to Countrywide Credit Industries' Annual Report on Form 10-K for
          the fiscal year ended February 28, 1998)
4.5.2     Amendment to Bylaws of Countrywide Credit Industries, Inc. dated February 3, 1998 (incorporated by reference to Exhibit 3.3.1 to Countrywide Credit Industries' Annual Report on Form 10-K for
          the fiscal year ended February 28, 1998)

4.5.3     Amendment to Bylaws of Countrywide Credit Industries, Inc. dated March 24, 2000 (incorporated by reference to Exhibit 3.3.3 to Countrywide Credit Industries' Annual Report on Form 10-K for
          the fiscal year ended February 29, 2000)

4.5.4     Amendment to Bylaws of Countrywide Credit Industries, Inc. dated September 28, 2000
          (incorporated by reference to Exhibit 3.3.4 to Countrywide Credit Industries' Quarterly Report
          on Form 10-Q for the quarter ended August 31, 2000)

4.6       Rights Agreement, dated as of February 10, 1988, between Countrywide Credit Industries and Bank of America NT&SA, as Rights Agent (incorporated by reference to Exhibit 4 to Countrywide
          Credit Industries' Form 8-A filed on February 12, 1988)

4.7       Amendment No. 1 to Rights Agreement, dated as of March 24, 1992, between Countrywide Credit
          Industries and Bank of America NT&SA, as Rights Agent (incorporated by reference to Exhibit 1 to Countrywide Credit Industries' Form 8 filed on March 27, 1992)

4.8       Amendment No. 2 to Rights Agreement, dated as of February 10, 1995, between the Registrant and
          The Bank of New York, as Successor Rights Agent (incorporated by reference to Exhibit 4.1.2 to
          Countrywide Credit Industries' Registration Statement on Form S-3 dated October 31, 2001)

4.9       Amended and Restated Rights Agreement, dated as of November 27, 2001, between Countrywide
          Credit Industries and The Bank of New York, as Rights Agent (incorporated by reference to
          Exhibit 1 to Countrywide Credit Industries' Form 8-A/A filed on December 10, 2001)

5.1*      Opinion of Susan E. Bow, Corporate Secretary of Countrywide Financial Corporation as to the
          legality of securities being registered

23.1*     Consent of Grant Thornton LLP, Independent Certified Public Accountants

23.2*     Consent of Counsel (included in Opinion filed as Exhibit 5.1)

24.1*     Power of Attorney (included on signature pages filed herewith)
---------------
* Filed herewith